CREATING A LEADER IN GLOBAL CASUAL FOOTWEAR DECEMBER 2021 + Exhibit 99.2

FORWARD LOOKING STATEMENTS This document includes estimates, projections, and statements relating to our plans, commitments, objectives, and expectations that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding the anticipated consummation of the acquisition of HEYDUDE and the timing and benefits thereof, Crocs’ strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio and our ability to create and deliver shareholder value. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: risks related to Crocs’ ability to complete the transaction on the proposed terms and schedule or at all; whether the closing conditions will be satisfied; the failure (or delay) to receive the required regulatory approvals relating to the transaction; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for HEYDUDE and its products, including uncertainty of the expected financial performance of HEYDUDE and its products; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition agreement; the possibility that if Crocs does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Crocs’ shares could decline; and other factors described in our most recent Annual Report on Form 10-K under the heading “Risk Factors” and our subsequent filings with the Securities and Exchange Commission. Readers are encouraged to review that section and all other disclosures appearing in our filings with the Securities and Exchange Commission. All information in this document speak only as of the date of this press release. We do not undertake any obligation to update publicly any forward-looking statements, except as required by applicable law. 2

STRATEGIC RATIONALE

* TAM represents total addressable market. Casual footwear TAM based on management estimates. STRATEGIC RATIONALE • Creates a global, scaled leader in branded casual footwear • Combines two fast-growing footwear brands and more than quadruples total addressable market to more than $160bn* • Diversifies product portfolio from single-brand to multi-brand • Builds upon Crocs’ already high digital penetration • Ideal fit with Crocs and long-term consumer trends • Opportunity to leverage Crocs’ proven global playbook (e.g., global presence, marketing expertise, wholesale relationships) • Accretive to Crocs’ industry-leading growth and margins; immediately accretive to EPS • Building HEYDUDE to become a $1bn+ brand by 2024 4

* FactSet consensus estimates for competitors as of 12/16/2021. Crocs based on midpoint of 2021 revenue guidance and 2022 revenue guidance provided on October 21, 2021. This guidance is not being updated or reaffirmed hereby. HEYDUDE based on midpoint of Crocs estimate for Pro Forma 2022 revenue of $700M to $750M. CREATES GLOBAL, SCALED LEADER IN BRANDED CASUAL FOOTWEAR Pro Forma 2022E Revenue*($ in bn) 5 8.0 6.0 4.0 2.0 0.0 Skechers C+HD Deckers Wolverine Crocs Steve Madden Dr. Martens HEYDUDE Allbirds +

* Total addressable market sizes based on management estimates. ADDS FAST-GROWING, SCALE BRAND IN CASUAL FOOTWEAR Significant Positions in ~$305B Casual Footwear Market 6 Sandals ~$30B* Clogs ~$8B* Casual ~$125B*

DIVERSIFIES PRODUCT PORTFOLIO FROM SINGLE-BRAND TO MULTI-BRAND * Crocs PF 2021 applies LTM Q2 2021 product mix to midpoint of 2021E revenue guidance. This guidance is not being updated or reaffirmed hereby. HEYDUDE assumes all of 2021E revenue of $570M is casual footwear. Clog 71% Sandal 16% Jibbitz 6% Other 7% Clog 57% Casual Footwear 20% Sandal 13% Other Jibbitz 5% 5% 7 Pro Forma 2021E + *

BUILDS UPON CROCS’ ALREADY HIGH DIGITAL PENETRATION * Crocs PF 2021 applies Crocs LTM 9/30/2021, and HEYDUDE LTM 10/31/2021 channel mix to midpoint of 2021E revenue guidance. This guidance is not being updated or reaffirmed hereby. Digital 37% Digital 38% + Digital 43% 8 * * * Pro Forma 2021E

IDEAL FIT WITH CROCS AND LONG-TERM CONSUMER TRENDS SUSTAINABILITYCOMFORT-LED FUNCTIONALITY PERSONALIZATIONCASUALIZATION Versatile silhouette with many wearing occasions 9

OPPORTUNITY TO LEVERAGE CROCS' PROVEN GLOBAL PLAYBOOK

GLOBAL FOOTPRINT

<5%/32%

HEYDUDE vs. Crocs Non-US Revenues*

MARKETING EXPERTISE

~20%/92%

HEYDUDE vs. Crocs Brand Awareness**

WHOLESALE RELATIONSHIPS

30%

HEYDUDE Account Overlap with Crocs Top 20 B&M WHL

crocs

* Crocs based on LTM 9/30/2021 sales mix, HEYDUDE LTM 10/31/2021 .
** Brand awareness based on management research.

10

ACCRETIVE TO CROCS’ INDUSTRY- LEADING GROWTH AND MARGINS Long-Term Revenue Growth* 17%+ 20%+ Long-Term Adjusted Operating Margin* ~26%+ ~26%+ Immediately accretive to Crocs EPS • Crocs long-term guidance provided here is on a pre-acquisition standalone basis, as provided on September 14, 2021. Long term for Crocs defined as expectation for 2021E through 2026E and for HEYDUDE for PF 2021E through 2024E. Please refer to Appendix for definitions and Non-GAAP reconciliations. 11

BUILDING HEYDUDE TO $1BN+ BY 2024 • Invest in industry-leading marketing to build brand awareness • Enhance digital capabilities to further accelerate digital • Leverage Crocs strong wholesale relationships to enhance distribution • Leverage Crocs distribution for global growth • Invest to scale supply chain and gain efficiencies • Test selective retail footprint for enhanced brand awareness 12

INTEGRATION PLAN FOR HEYDUDE • Continue innovative product development, led by HEYDUDE founder, Alessandro Rosano, who will stay on as a Strategic Advisor and Creative Director • Build separate HEYDUDE leadership team under new Brand President, Rick Blackshaw, to maintain growth trajectory and minimize disruption to the Crocs brand • Enhance ESG messaging and processes • Strengthen US go-to-market leveraging Crocs wholesale relationships • Leverage Crocs international footprint to expand to EMEA and Asia over time • Scale business processes and support efficient growth by leveraging Crocs capabilities (e.g., IT, Finance, HR) 13

BUSINESS OVERVIEW

HEYDUDE AT A GLANCE











~$570mm	10mm+	95%	72	900k+
CY2021E Revenue	Pairs Shipped Globally in LTM	Revenues in US Market	Exceptionally high NPS*	Followers Across Social Channels*



'HEYDUDE *Shoes'* Search Trend
Google Trends: Level of Interest in US in Past 3 Years
100
50
0
Dec-18
Dec-19
Dec-20
Dec-21

crocs

*Crocs management 2021 survey and analysis.
Note: Pictures from HEYDUDE social and online channels.

15

16 GROWING COMMUNITY OF LOYAL CUSTOMERS AND PASSIONATE BRAND AMBASSADORS 51% Growth in Facebook followers from Q2 to Q3 2021 72 Exceptionally high NPS* 8.9/10 Overall customer satisfaction score* 4.8 Stars out of 5 from 31k+ reviews on Shopify *Crocs management 2021 survey and analysis. Note: Pictures from HEYDUDE social and online channels.

INNOVATIVE LOAFER CONCEPT DIFFERENTIATED THROUGH QUALITY AND COMFORT

- ✓ Simple core product that sells easily online
- ✓ Ultra light and comfortable casual footwear product
- ✓ Italian DNA-infused design
- ✓ Leading technologies including flex-and-fold outsole and ergonomic insole
- ✓ Versatile, all-season silhouette

HEYDUDE CONCEPT ECOSYSTEM

HEYDUDE®

Perfect Fit
Wide toebox and relaxed upper

Ergonomic Insole
Memory anatomic insole, with leather lined foam core

Price-quality Ratio
Competitive base price of US$59.99

Flex & Fold Tech
Lightweight molded outsole, flexible and soft

Easy on System
Design and functional flexibility for convenience

Ultra Light
Lightweight and comfortable material



crocs™ 17

18 FAST-GROWING, DIGITAL-FIRST DISTRIBUTION KEY WHOLESALE PARTNERS Note: Digital penetration as of LTM 10/31/2021. ~14x Growth in Digital Sales since 2018 Digital 43%

TRANSACTION OVERVIEW

20 TRANSACTION OVERVIEW Purchase Price(1) $2.5 billion Valuation Multiple Less than 15x EV/EBITDA HEYDUDE Revenue ~$570M Revenue for 2021E Closing 1Q 2022, subject to customary closing conditions and regulatory approval Financing Expected acquisition financing of: • $2.0B Term Loan B • $450M Crocs shares to be issued to the seller(2) • $50M RCF draw Leverage ~3x Net Debt / PF 2021E EBITDA Commitment to use excess free cash flow for debt repayment No share repurchase in 2022 and until gross leverage is <2.0x Accretion Immediately accretive to Crocs earnings(3) Expect ~$700-$750M of PF 2022 revenue for HEYDUDE 1. Subject to customary closing adjustments 2. Based on the average of the daily volume-weighted average price of our stock for the 20 days immediately prior to the signing date. 3. Immediate accretion to earnings includes no synergy or integration cost assumptions between Crocs and HEYDUDE.

APPENDIX

22 Full Year 2021 (as provided on October 21, 2021) Non-GAAP operating margin reconciliation: Approximately: GAAP operating margin 27% Non-GAAP adjustments associated with distribution center investments 1% Non-GAAP operating margin 28% Non-GAAP effective tax rate reconciliation: GAAP effective tax rate (3)% Non-GAAP adjustments associated with the 2020 intra-entity IP transfer 26% Non-GAAP effective tax rate 23% Our guidance for “Adjusted Operating Margin” is a non-GAAP financial measure that excludes or otherwise has been adjusted for special items from our U.S. GAAP financial statements, such as inventory write-offs, duplicate rent costs, bad debt expense. We consider these items to be necessary adjustments for purposes of evaluating our ongoing business performance and are often considered non-recurring. Such adjustments are subjective and involve significant management judgment. We are unable to reconcile Crocs 2026E and HEYDUDE 2024E adjusted operating margin guidance measures to their nearest U.S. GAAP measures without unreasonable efforts because we are unable to predict with a reasonable degree of certainty the actual impact of the special and other non-core items. By their very nature, special and other non-core items are difficult to anticipate with precision because they are generally associated with unexpected and unplanned events that impact our company and its financial results. Therefore, we are unable to provide a reconciliation of these measures. DEFINITIONS AND NON-GAAP RECONCILIATIONS Adjusted Operating Margin: (GAAP income from operations adjusted for non-recurring items) / (GAAP revenues) Reconciliation of GAAP to Non-GAAP Financial Guidance: Full Year 2022 (as provided on October 21, 2021) Non-GAAP operating margin reconciliation: Approximately: GAAP operating margin 25% Non-GAAP adjustments associated with air freight 3% Non-GAAP operating margin 28%

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